Exhibit 32
CERTIFICATION OF JAMES D. TAICLET AND JESUS MALAVE PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Lockheed Martin Corporation (the “Corporation”) on Form 10-Q for the period ended March 26, 2023, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, James D. Taiclet, Chief Executive Officer of the Corporation, and I, Jesus Malave, Chief Financial Officer of the Corporation, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

/s/ James D. Taiclet
James D. Taiclet
Chief Executive Officer

/s/ Jesus Malave
Jesus Malave
Chief Financial Officer
Date: April 18, 2023